UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report:  April 12, 2017

(Date of earliest event reported)

Timberline Resources Corporation

(Exact name of registrant as specified in its charter)

Commission File Number: 001-34055

_____________________________________

Delaware	82-0291227
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

101 East Lakeside Avenue

Coeur d’Alene, Idaho 83814

(Address of principal executive offices, including zip code)

(208) 664-4859

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 3 – SECURITIES AND TRADING MARKETS

Item 3.02

Unregistered Sales of Equity Securities

On April 12, 2017, Timberline Resources Corporation (“Timberline” or the “Company”) closed the sale of the third and final tranche of a private placement offering of Units of the Company at a price of US$0.25 per Unit. Each Unit consists of one share of common stock of the Company and one common share purchase warrant (each a “Warrant”), with each Warrant exercisable to acquire an additional share of common stock of the Company at a price of US$0.40 per share until January 31, 2020.

In the third and final tranche of the Offering that closed on April 12, 2017, accredited investors subscribed for 1,845,000 Units on a private placement basis at a price of US$0.25 per unit for total proceeds of US$461,250.  As a result, 1,845,000 shares of common stock of the Company and 1,845,000 Warrants were issued, and 1,845,000 shares of common stock were reserved for issuance pursuant to Warrant exercises.  The Offering totaled 8 million Units for total consideration of US$2,000,000.

The Units were offered and sold solely to persons who qualify as “accredited investors” as defined in Rule 501(a) of Regulation D promulgated by the SEC under the Securities Act of 1933, as amended (the “Securities Act”) pursuant to Rule 506(c) under the Securities Act based on documentation and representations provided by the investors to the Company reasonably confirming their status as accredited investors.

SECTION 7 – REGULATION FD

Item 7.01 Regulation FD Disclosure.

On April 13, 2017, the Company issued a press release entitled “Timberline Resources Closes Final Tranche of US$2.0 Million Private Placement”.  A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

On April 13, 2017, the Company issued a press release entitled “Timberline Issues Shares for Talapoosa Option Payment”.  A copy of the press release is attached as Exhibit 99.2 and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information set forth herein and in the press releases attached hereto is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended.  The information set forth in Item 7.01 of this Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01 Financial Statements and Exhibits.

(d)

Exhibits

Exhibit No.

Description

99.1

Press Release of Timberline Resources Corporation dated April 13, 2017 entitled “Timberline Resources Closes Final Tranche of US$2.0 Million Private Placement” *

99.2

Press Release of Timberline Resources Corporation dated April 13, 2017.entitled “Timberline Issues Shares for Talapoosa Option Payment” *

*The foregoing exhibits relating to Item 7.01 are intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIMBERLINE RESOURCES CORPORATION
Date: April 13, 2017	By:	/s/ Randal L. Hardy
Randal L. Hardy Chief Financial Officer

EXHIBIT INDEX

Exhibit No.

Description

99.1

Press Release of Timberline Resources Corporation dated April 13, 2017 entitled “Timberline Resources Closes Final Tranche of US$2.0 Million Private Placement” *

99.2

Press Release of Timberline Resources Corporation dated April 13, 2017.entitled “Timberline Issues Shares for Talapoosa Option Payment” *

*The foregoing exhibits relating to Item 7.01 are intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.